DIRECTOR, OFFICER, AND EMPLOYEE BENEFITS	12 Months Ended
Jun. 30, 2014
DIRECTOR, OFFICER, AND EMPLOYEE BENEFITS [Abstract]
DIRECTOR, OFFICER, AND EMPLOYEE BENEFITS
18.	DIRECTOR, OFFICER, AND EMPLOYEE BENEFITS

Profit Sharing Plan

The Company maintains a non-contributory profit sharing 401(k) plan (the "Plan") for its officers and employees who have met the age and length of service requirements. The Plan is a defined contribution plan with the contributions based on a percentage of salaries of the Plan participants. The Company made no contributions to the Plan for the three years ended June 30, 2014, 2013, and 2012.

Directors' Deferred Compensation Plan

The Company maintains a deferred compensation plan (the "Plan") for directors who elect to defer all or a portion of their directors' fees. Deferred fees are paid to the participants in installments commencing in the year following the year the individual is no longer a member of the Board of Directors.

The Plan allows for the deferred amounts to be paid in shares of common stock at the prevailing market price on the date of distribution. For fiscal years ended June 30, 2014, 2013, and 2012, 1,731, 1,731, and 1,731 shares, respectively, were held by the Plan.

Amounts deferred are included in other non-interest expense and totaled $18 thousand, $0, and $0 for the fiscal years 2014, 2013, and 2012, respectively. The aggregate liability for the deferred compensation arrangement at June 30, 2014 and 2013, was $293 thousand and $257 thousand, respectively, and is included in with "other liabilities" in the Consolidated Balance Sheet.

Bank-Owned Life Insurance ("BOLI")

The Company has purchased single premium BOLI policies on certain executives. The policies are recorded at their cash surrender values. Increases in cash surrender values are included in noninterest income in the accompanying consolidated statement of income. The Company recorded $136 thousand of income in fiscal 2014 and the policies' cash surrender values totaling $4.1 million at June 30, 2014 are reflected as an asset on the balance sheet.

Executive Life Insurance

In fiscal 2014, the Company entered into endorsement split dollar life insurance arrangements ("Split Dollar Life Insurance Agreements") with three executives. This plan provides each executive a specified death benefit should the executive die while in the Company's employ. The Company paid the insurance premiums in June and August 2013 and the arrangements were effective in September 2013. The Company owns the policies and all cash values thereunder. Upon death of the covered employee, the agreed-upon amount of death proceeds from the policies will be paid directly to the insured's beneficiary. As of June 30, 2014, the policies had total death benefits of $10.8 million of which $2.6 million would have been paid to the executive's beneficiaries and the remaining $8.2 million would have been paid to the Company. A portion of the death benefit coverage may continue to the Company's CEO in the event of a change in control or other termination of his employment. In the event the other executives terminate employment with the Company, their split dollar interests in the policies cease. The Company accrued a benefit expense of $28 thousand in fiscal 2014 for the split dollar benefit.

Supplemental Executive Retirement Plan ("SERP")

On September 1, 2013, the Company entered into a supplemental executive retirement plan (SERP) agreement with the CEO. The plan was targeted to provide him with an annual retirement benefit commencing at age 65. The Company accrued a reserve of $90 thousand in fiscal 2014 in connection with the SERP.